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                                                                   Exhibit 10.1


               SECOND AMENDED AND RESTATED TAX SHARING AGREEMENT



                 This SECOND AMENDED AND RESTATED TAX SHARING AGREEMENT (the "Agreement") is entered into as of June 14, 1995, by and among Food 4 Less Holdings, Inc., a Delaware corporation ("F4L"), Ralphs Grocery Company, a Delaware corporation ("Ralphs"), and all of the directly and indirectly owned subsidiaries of Ralphs (the "Ralphs Subsidiaries"), to amend and restate that certain Amended and Restated Tax Sharing Agreement entered into by and among Food 4 Less, Inc. (predecessor to F4L), Food 4 Less Supermarkets, Inc. ("Supermarkets") (predecessor to Ralphs) and the subsidiaries of Supermarkets as of June 17, 1991.

                 WHEREAS, Ralphs is a wholly-owned subsidiary of F4L, and the Ralphs Subsidiaries are directly and indirectly wholly-owned subsidiaries of Ralphs;

                 WHEREAS, F4L, Ralphs and the Ralphs Subsidiaries are members of an affiliated group of corporations within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code"), of which F4L is the common parent corporation (the "F4L Group"); and

                 WHEREAS, F4L, Ralphs and the Ralphs Subsidiaries desire to provide for the sharing and allocation of income taxes in accordance with this Agreement.

                 NOW, THEREFORE, in consideration of their mutual covenants set forth herein, the parties hereto agree as follows:

                 1. Agreement to File Consolidated Income Tax Returns. Ralphs and the Ralphs Subsidiaries consent to the filing with the F4L Group of consolidated Federal income
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tax returns for all taxable periods in which each of them is eligible to be a member of the F4L Group. F4L agrees to file such consents, elections, tax returns and other documents, and to take such other actions as may be necessary or appropriate to file a consolidated Federal income tax return for each taxable period for which the F4L Group is required or permitted to file such a tax return. Any taxable period ending after the date of this Agreement for which any of Ralphs or the Ralphs Subsidiaries is included in a consolidated Federal income tax return filed by the F4L Group is referred to as a "Consolidated Return Year."

                 2. Payments by Ralphs; Audit Adjustments. On each due date (including extensions) for the payment of any Federal income tax (or any portion thereof, including installments of estimated tax) by the F4L Group for each Consolidated Return Year, Ralphs shall pay to F4L, subject to the next sentence, the amount of income tax liability it would have had on such due date if it had filed a separate consolidated Federal income tax return for the affiliated group consisting of it and the Ralphs Subsidiaries (the "Ralphs Group") for such taxable year and all prior taxable years. In the event that the amount to be paid by Ralphs to F4L pursuant to the preceding sentence in any Consolidated Return Year exceeds the amount equal to the product of (a) the income tax liability of the F4L Group for the Consolidated Return Year and (b) a fraction, the numerator of which is equal to the Ralphs Group separate income tax liability determined pursuant to paragraph 3 hereof and the denominator of which is equal to the aggregate total of the separate income tax liability of the Ralphs Group for such Consolidated Return Year and the separate income tax liabilities of each of the other members of the F4L Group for such Consolidated Return Year, then the amount of the payment to be made by Ralphs to F4L pursuant to the preceding sentence shall
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be reduced by the amount of such excess.  In the event that upon audit of any consolidated Federal income tax return for the F4L Group, there are adjustments that affect the computations under the preceding two sentences of this paragraph or paragraphs 3 or 4 hereof, appropriate adjustments and payments shall be made to reflect the difference between the amounts previously paid and the amounts due taking into account the effect of such adjustments.

                 3. Computation of Ralphs Group Separate Income Tax Liability. The amount of the Federal income tax liability that the Ralphs Group would have had for any Consolidated Return Year if it had not joined in a consolidated Federal income tax return with the F4L Group shall be computed as if it were filing a separate consolidated Federal income tax return. Ralphs shall be entitled to credit against any income tax liability so computed the net amount of any credit at the time outstanding to its account arising by reason of the provisions of paragraph 4 hereof.

                 4. Tax Benefits. If, on the basis of the computations made by F4L in accordance with paragraph 3 hereof, the Ralphs Group would have had a net loss, tax credit or claim for a refund of Federal income taxes, F4L will credit to Ralphs an amount equal to such net loss, tax credit or refund, to the extent such net loss, tax credit or refund reduced the consolidated Federal income tax liability of the F4L Group (excluding the Ralphs Group). As used herein, the term "net loss" shall include a capital loss. Any such credit to Ralphs shall be applied against payments due under paragraph 2 hereof (as described in paragraph 3 hereof) after the date of such credit. If, at any payment date, Ralphs shall have a net credit to its account which has been outstanding for more than one year, F4L shall pay to Ralphs an amount equal to the amount of such net credit plus interest, compounded semi-annually, at
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the short-term applicable federal rate, provided that no such payment shall exceed the aggregate amount that shall theretofore have been paid by Ralphs to F4L hereunder, reduced by any previous payments by F4L to Ralphs pursuant to this paragraph 4.

                 5. State, Local or Foreign Income Tax Returns. In the event F4L files combined or consolidated state, local or foreign income tax returns with Ralphs and any other member of the Ralphs Group, the provisions of paragraphs 1 through 5 hereof shall be applicable to the amount and time of payment by Ralphs to F4L and by F4L to Ralphs as if such combined or consolidated income tax returns filed were consolidated Federal income tax returns.

                 6. Obligations and Entitlements of Ralphs Subsidiaries. The Ralphs Subsidiaries shall be obligated to make such payments to Ralphs, and shall be entitled to receive such payments and other credits from Ralphs, pursuant to paragraphs 1 through 6 hereof as if such Ralphs Subsidiaries were in Ralphs' position and Ralphs were in F4L's position.

                 7. New Ralphs Subsidiaries. Ralphs (or any Ralphs Subsidiary which is a member of the Ralphs Group, as appropriate) shall cause any future directly or indirectly owned subsidiary of Ralphs to agree in writing (by executing a revised signature page) to be bound by the terms of this Agreement as if it were an original party hereto.

                 8.       Further Actions.  The parties will execute and
deliver such further instruments and do such further acts and things
(including, without limitation, by causing their subsidiaries to do such acts and things) as may be required to carry out the intent and purposes of this Agreement.
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                 9.       Termination of Prior Tax Sharing Agreements.  Any and
all tax sharing agreements or arrangements binding on any of F4L, Ralphs or the Ralphs Subsidiaries shall be terminated and have no further force and effect as of the date hereof; provided, however, that this paragraph 9 shall not apply to terminate (i) the Tax Election Agreement, effective as of February 3, 1992, by and among The Edward J. DeBartolo Corporation, Federated Department Stores, Inc., Federated Stores, Inc. and Ralphs Holding Company (now Ralphs), (ii) the Indemnification Agreement, effective as of February 3, 1992, by and among Federated Department Stores, Inc., each of its subsidiaries, Allied Stores Corporation, each of its subsidiaries, Federated Stores, Inc., each of its holding companies and real estate subsidiaries, Ralphs Grocery Company (now Ralphs) and Ralphs Holding Company (now also Ralphs), or (iii) the
Reimbursement Agreement, dated as of January 31, 1992, between Ralphs Grocery Company (now Ralphs) and The Edward J. DeBartolo Corporation.

                 10. Successors. This Agreement shall be binding on and shall inure to the benefit of any successor, by merger, acquisition of assets or otherwise, to any of the parties hereto, to the same extent as if such successor had been an original party to this Agreement.

                 11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of California, without giving effect to the conflict laws of such state.

                 12. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.
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                 13.      Counterparts.  This Agreement may be executed in one
or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                 14. Headings. The headings of the paragraphs of this Agreement are for reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers duly authorized as of the day and year first above written.

                              FOOD 4 LESS HOLDINGS, INC., a Delaware corporation





                              By:  /s/ Jan Charles Gray
                                 ----------------------------------------------
                              Printed Name:  Jan Charles Gray
                              Title: Senior Vice President, General Counsel and Secretary


                              RALPHS GROCERY COMPANY, a Delaware corporation



                              By:  /s/ Jan Charles Gray
                                 ----------------------------------------------
                              Printed Name:  Jan Charles Gray
                              Title: Senior Vice President, General Counsel and Secretary


                              FALLEYS, INC., a Kansas corporation


                              By:  /s/ Mark A. Resnik
                                 ----------------------------------------------
                              Printed Name:  Mark A. Resnik

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                              Title:  Vice President and Secretary
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                              CALA CO., a Delaware corporation



                              By:  /s/ Mark A. Resnik
                                  ---------------------------------------------
                              Printed Name:  Mark A. Resnik
                              Title:  Vice President and Secretary


                              FOOD 4 LESS OF SOUTHERN CALIFORNIA, INC., a Delaware corporation



                              By:  /s/ Mark A. Resnik
                                  ---------------------------------------------
                              Printed Name:  Mark A. Resnik
                              Title:  Vice President and Secretary


                              CRAWFORD STORES, INC., a California corporation


                              By:  /s/ Jan Charles Gray
                                  ---------------------------------------------
                              Printed Name:  Jan Charles Gray
                              Title: Senior Vice President, General Counsel and Secretary


                               BAY AREA WAREHOUSE STORES, INC.,
                               a California corporation



                               By:  /s/ Mark A. Resnik
                                  ---------------------------------------------
                               Printed Name:  Mark A. Resnik
                               Title:  Vice President and Secretary


                               CALA FOODS, INC., a California corporation


                               By:  /s/ Mark A. Resnik
                                  ---------------------------------------------
                               Printed Name:  Mark A. Resnik
                               Title:  Vice President and Secretary
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                               BELL MARKETS, INC., a California corporation



                               By:  /s/ Mark A. Resnik
                                  --------------------------------------------
                               Printed Name:  Mark A. Resnik
                               Title:  Vice President and Secretary


                               ALPHA BETA COMPANY, a California corporation



                               By:  /s/ Mark A. Resnik
                                  --------------------------------------------
                               Printed Name:  Mark A. Resnik
                               Title:  Vice President and Secretary


                               FOOD 4 LESS GM, INC., a California corporation

                               By:  /s/ Mark A. Resnik
                                  --------------------------------------------
                               Printed Name:  Mark A. Resnik
                               Title:  Vice President and Secretary


                               FOOD 4 LESS MERCHANDISING, INC.,
                               a California corporation



                               By:  /s/ Mark A. Resnik
                                  --------------------------------------------
                               Printed Name:  Mark A. Resnik
                               Title:  Vice President and Secretary
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                               FOOD 4 LESS OF CALIFORNIA, INC.,
                               a California corporation



                               By:  /s/ Mark A. Resnik
                                  ---------------------------------------
                               Printed Name:  Mark A. Resnik
                               Title:  Vice President and Secretary